Exhibit 10.4

EXECUTION VERSION

August 14, 2019

Restoration Robotics, Inc.

128 Baytech Drive

San Jose, CA 95143

Venus Concept Ltd.

255 Consumers Road, Suite 110

Toronto, ON M2J 1R4

Canada

Re: First Amendment to Equity Commitment Letter

Ladies and Gentlemen:

Reference is made to that certain Equity Commitment Letter dated as of March 15, 2019 (the “Equity Commitment Letter”), by and among Venus Concept Ltd., a company organized under the laws of Israel (the “Company”), Restoration Robotics, Inc., a Delaware corporation (“Parent”), and the Initial Investors signatory thereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Equity Commitment Letter.

The parties to the Equity Commitment Letter desire to modify and amend the Equity Commitment Letter and provide for its termination on the terms and conditions set forth in this first amendment to the Equity Commitment Letter (the “First Amendment”). Pursuant to the terms of the Equity Commitment Letter, the Equity Commitment Letter may be amended or otherwise modified with the prior written consent of the Parent, the Company and Initial Investors representing a majority in interest of the Total Equity Commitment. The obligations, covenants, representations and warranties of the Madryn Parties (as defined below) and the Other Initial Investors (as defined below) and any Investor Assignee hereunder shall in all respects be several and not joint.

Subject to satisfaction of the conditions set forth in this First Amendment, the Parent, the Company and the Initial Investors representing a majority in interest of the Total Equity Commitment hereby agree as follows:

1. Investment by the Madryn Parties in First Interim Financing and Release of the Madryn Parties. Each of Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP (each a “Madryn Party” and collectively, the “Madryn Parties”) (or an Investor Assignee) hereby agree to purchase Unsecured Senior Subordinated Convertible Notes of the Company, substantially in the form of Exhibit I hereto (the “Convertible Notes”), pursuant to the Note Purchase Agreement dated as of June 25, 2019, by and among the Company, the Parent and the investors listed on Schedule A thereto, as amended on July 23, 2019 (the “Note Purchase Agreement”), in an amount equal to each Madryn Party’s respective Maximum Committed Investment as set forth next to the name of such Madryn Party in the column entitled “Maximum First Interim Note Financing

Amount” on Schedule I hereto, on or prior to August 16, 2019 (the “Madryn Interim Financing”). Upon the closing of the Madryn Interim Financing, each Madryn party shall be automatically released from its respective commitment to purchase the Maximum Committed Investment as set forth on Schedule A to the Equity Commitment Letter and each of the Madryn Parties’ respective Maximum Committed Investment as set forth on Schedule A to the Equity Commitment Letter shall be automatically reduced to zero and neither of the Madryn Parties shall have any further obligations under the Equity Commitment Letter, including any such obligation to purchase Parent Common Stock under the Equity Commitment Letter.

2. Investment by the Other Initial Investors in the First Interim Financing and Pro Rata Release of the Other Initial Investors. Each Initial Investor, other than the Madryn Parties (each an “Other Initial Investor” and collectively, the “Other Initial Investors”) (or an Investor Assignee), severally and not jointly, hereby agrees to purchase Convertible Notes pursuant to the Note Purchase Agreement in an amount equal to each Other Initial Investor’s respective Maximum First Interim Note Financing Amount as set forth on Schedule I hereto, on or prior to August 16, 2019 (the “Other Initial Investor Interim Financing” and, together with the Madryn Interim Financing, the “First Interim Financing”). Upon the closing of an Other Initial Investor’s purchase of Convertible Notes in an amount equal to its Maximum First Interim Note Financing Amount as set forth on Schedule I hereto, such Other Investor shall be automatically released from its obligation to purchase its Maximum Committed Investment as set forth on Schedule A to the Equity Commitment Letter on a dollar-for-dollar basis and such Other Initial Investor’s Maximum Committed Investment pursuant to the Equity Commitment Letter shall be automatically reduced on a dollar-for-dollar basis by the amount actually received by the Company for purchases of Convertible Notes by such Other Initial Investor in the Other Initial Investor Interim Financing.

3. Investment by the Other Initial Investors in the Second Interim Financing and Release of the Other Initial Investors. Each Other Initial Investor (or an Investor Assignee), severally and not jointly, hereby agrees to purchase unsecured senior subordinated convertible promissory notes (the “New Convertible Notes”) with terms substantially similar to the Convertible Notes, other than with respect to the Post-Merger Conversion Price (as defined below), in an amount equal to such Other Initial Investor’s Maximum Second Interim Note Financing Amount as set forth on Schedule I hereto pursuant to a new note purchase agreement with terms substantially similar to the Note Purchase Agreement (the “New Note Purchase Agreement”) on or prior to August 30, 2019 (the “Second Interim Financing”). Upon the closing of an Other Initial Investor’s purchase of New Convertible Notes in an amount equal to its Maximum Second Interim Financing Amount as set forth on Schedule I hereto, such Other Initial Investor shall be automatically released from its obligation to purchase its Maximum Committed Investment as set forth on Schedule A to the Equity Commitment Letter on a dollar-for-dollar basis and such Other Initial Investor’s Maximum Committed Investment pursuant to the Equity Commitment Letter shall be automatically reduced to zero and such Other Initial Investor shall have no further obligations under the Equity Commitment Letter, including any such obligation to purchase Parent Common Stock under the Equity Commitment Letter; provided that such

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Other Initial Investor has also fully funded its purchase of Convertible Notes in the Maximum First Interim Note Financing Amount set forth across from such Other Initial Investor’s name on Schedule I hereto. The “Post-Merger Conversion Price” of the New Convertible Notes shall be mutually agreed by the Company, the Parent and the Other Initial Investors, provided that in no event shall the Post-Merger Conversion Price of the Parent Common Stock be lower than $0.4664 per share.

4. Purchase Option. The Purchase Option set forth in paragraph 3 of the Equity Commitment Letter shall remain in full force and effect unless terminated at the sole discretion of the Board of Directors of the Company.

5. Use of Proceeds. Notwithstanding paragraph 5 of the Equity Commitment Letter, the Company shall use the proceeds from the sale of the Convertible Notes and New Convertible Notes in a manner consistent with the terms of the Note Purchase Agreement or the New Note Purchase Agreement, as applicable, as directed by the Company’s Board of Directors, in its sole discretion and without any limitation or conditions whatsoever from the Initial Investors in their capacity as such; provided that the Company covenants and agrees, subject to the prior written consent of the Company’s lenders under the Credit Agreement, dated as of October 11, 2016, as amended, to use a portion of the proceeds from the Convertible Notes and New Convertible Notes to loan to the Parent $1,000,000 by August 30, 2019, an additional $1,000,000 by September 30, 2019 and an additional $500,000 by October 15, 2019.

6. Representations and Warranties of the Investors. Each of the Investors (including any Investor Assignee) represents and warrants that: (i) it has the requisite power, capacity and authority to execute and deliver this First Amendment and to fulfill and perform its obligations hereunder; (ii) this First Amendment has been duly and, validly executed and delivered by the Investor and constitutes a legal, valid and binding agreement of the Investor and is enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles whether considered in a proceeding in law or in equity); and (iii) the execution, delivery and performance of this First Amendment by the Investor has been duly and validly authorized and approved by all necessary corporate, limited partnership or similar action by such party.

7. Effectiveness of Release. Notwithstanding anything to the contrary set forth herein, the release of any Initial Investor from its commitment to purchase its Pro Rata Percentage of its Maximum Committed Investment under the Equity Commitment Letter shall only become effective upon the closing by such Initial Investor (or an Investor Assignee) of its investment in Convertible Notes and/or New Convertible Notes pursuant to the Note Purchase Agreement or New Note Purchase Agreement, as applicable, as described in paragraphs 1, 2 and 3 above. For the avoidance of doubt, the release of an Initial Investor from its obligation under the Equity Commitment Letter shall not be contingent upon the purchase of Convertible Notes or New Convertible Notes by any other Initial Investor or the release of any other Initial Investor from its obligations under the Equity Commitment Letter.

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8. Schedule A to the Equity Commitment Letter. Schedule A to the Equity Commitment Letter is hereby amended and restated in its entirety as set forth on Schedule I attached hereto. Schedule I attached hereto shall be deemed to be amended to include any Investor Assignee.

9. Effect on Parent Notes. Notwithstanding paragraph 19 of the Equity Commitment Letter, the closing of the purchases of Convertible Notes and/or New Convertible Notes by Initial Investors pursuant to this First Amendment shall not constitute a “Qualified Financing” for purposes of those certain convertible promissory notes issued by Parent in the aggregate principal amount of $5.0 million on February 28, 2019.

10. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this First Amendment were not performed in accordance with the terms hereof and that the Parent, the Company or the Investors, as the case may be, shall be entitled to an injunction or injunctions to prevent breaches of this First Amendment or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity. The parties hereto hereby agree not to raise any objections to the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this First Amendment, and to specifically enforce the terms and provisions of this First Amendment to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the Investors under this Letter Agreement. For the avoidance of doubt, notwithstanding anything to the contrary provided in this First Amendment, Parent and the Company shall be permitted to enforce each Investor’s obligation under this First Amendment to fund its respective purchase of Convertible Notes or New Convertible Notes, as the case maybe, as set forth on Schedule I hereto under the headings Maximum First Interim Note Financing Amount or “Maximum Second Interim Note Financing Amount”, as applicable, if but only if a Final Order shall have been obtained awarding specific performance or other equitable remedy to specifically enforce the obligations of such Investor hereunder; provided, that in such case, no Investor shall be required to fund any amounts in excess of the respective amounts set forth under Maximum First Interim Note Financing Amount and Maximum Second Interim Note Financing Amount on Schedule I hereto. As used herein, “Final Order” shall mean a final order or judgment of a court of competent jurisdiction which has been finally affirmed by the highest court before which such appeal has been sought (with any required appeal bond or deposit having been posted), or has become final by lapse of time, or is not otherwise subject to appeal.

11. Disclosure. Parent and the Company may, on or after the date hereof, issue a press release disclosing the material terms of the transactions contemplated by this First Amendment and the Parent may, on or after the date hereof file a Current Report on Form 8-K describing the terms of this First Amendment and including the press release and a copy of this First Amendment, as exhibits thereto, with the SEC.

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12. Termination of the Equity Commitment Letter. The Equity Commitment Letter shall be terminable in whole or in part at the sole discretion of the Board of Directors of the Company and without the further consent of the parties signatory hereto upon (a) the receipt of aggregate proceeds of US$21,000,000 representing the Total Equity Commitment from the Madryn Parties and the Other Initial Investors (or any Investor Assignee) by the Company in the First Interim Financing and the Second Interim Financing, and (b) obtaining any other required third party consents and approvals.

13. Wavier of Trial by Jury. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

14. Amendments. This First Amendment may not be amended or otherwise modified without the prior written consent of Parent, the Company and the majority in interest of the aggregate Maximum Committed Investment of Initial Investors as set forth on Schedule I hereto.

15. Miscellaneous. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

16. Governing Law. This First Amendment and any related dispute shall be governed by, and construed and interpreted in accordance with the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. Each of the parties hereto hereby (a) irrevocably submit to the personal jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) in the event that any dispute arises out of this First Amendment or any of the transactions contemplated by this First Amendment, (b) agree that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court and (c) agree that it will not bring any action relating to this First Amendment or any of the transactions contemplated by this First Amendment in any court other than the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware.)

[Signature Page Follows]

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Very truly yours,

LONGITUDE VENTURE PARTNERS II, L.P.

By:	Longitude Capital Partners II, LLC
Its:	General Partner

By:	/s/ Juliet T. Bakker
Name: Juliet T. Bakker
Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

APERTURE VENTURE PARTNERS II, L.P.

By:	Aperture Ventures II Management, LLC, its General Partner

By:	/s/ Anthony Natale
Name: Anthony Natale
Title: Managing Member

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

APERTURE VENTURE PARTNERS II-A, L.P.

By:	Aperture Ventures II Management, LLC, its General Partner

By:	/s/ Anthony Natale
Name: Anthony Natale
Title: Managing Member

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

APERTURE VENTURE PARTNERS II-B, L.P.

By:	Aperture Ventures II Management, LLC, its General Partner

By:	/s/ Anthony Natale
Name: Anthony Natale
Title: Managing Member

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

APERTURE VENTURE PARTNERS III, L.P.

By:	Aperture Ventures II Management, LLC, its General Partner

By:	/s/ Anthony Natale
Name: Anthony Natale
Title: Managing Member

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

HEALTHQUEST PARTNERS II, L.P.

By:	HealthQuest Venture Management II,
L.L.C., its General Partner

By:	/s/ Garheng Kong
Name: Garheng Kong
Title: Managing Partner

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

MADRYN HEALTH PARTNERS, LP

By: Madryn Health Advisors, LP,
Its: General Partner

By: Madryn Health Advisors GP, LLC, Its: General Partner

By:	/s/ Peter Faroni
Name: Peter Faroni
Title: Member

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

MADRYN HEALTH PARTNERS
(CAYMAN MASTER), LP

By: Madryn Health Advisors, LP, Its: General Partner

By: Madryn Health Advisors GP, LLC, Its: General Partner

By:	/s/ Peter Faroni
Name: Peter Faroni
Title: Member

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

EW HEALTHCARE PARTNERS, L.P.

By: Essex Woodlands Fund IX-GP, L.P., its
General Partner

By: Essex Woodlands IX, LLC, Its General
Partner

By:	/s/ R. Scott Barry
Name: R. Scott Barry
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

EW HEALTHCARE PARTNERS-A, L.P.

By: Essex Woodlands Fund IX-GP, L.P., its
General Partner

By: Essex Woodlands IX, LLC, Its General
Partner

By:	/s/ R. Scott Barry
Name: R. Scott Barry
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

/s/ Fred Moll
Fred Moll

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

Accepted and Agreed to as of the date first above written.

VENUS CONCEPT LTD.

By:	/s/ Domenic Serafino
Name: Domenic Serafino
Title: Chief Executive Officer

RESTORATION ROBOTICS, INC.

By:	/s/ Mark Hair
Name: Mark Hair
Title: Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO EQUITY COMMITMENT LETTER]

Schedule I

List of Initial Investors

Equity Commitment Letter

Initial Investor	Pro Rata Percentage	Maximum Committed Investment	Maximum Optional Investment
Aperture Venture Partners II, L.P.	0.93%	$195,902.85	$186,000
Aperture Venture Partners II-A, L.P.	0.09%	$18,761.05	$18,000
Aperture Venture Partners II-B, L.P.	0.17%	$35,336.10	$34,000
Aperture Venture Partners III, L.P.	1.19%	$250,000.00	$28,000
HealthQuest Partners II, L.P.	23.81%	$5,000,000.00	$4,762,000
Madryn Health Partners, LP	7.58%	$1,590,909.09	$1,516,000
Madryn Health Partners (Cayman Master), LP	9.09%	$1,909,090.91	$1,818,000
Longitude Venture Partners II, L.P.	4.76%	$1,000,000.00	$952,000
EW Healthcare Partners, L.P.	45.78%	$9,613,234.60	$9,156,000
EW Healthcare Partners-A, L.P.	1.84%	$386,765.40	$368,000
Fred Moll	4.76%	$1,000,000.00	$952,000
Total		$21,000,000	$20,000,000

Interim Financings

Initial Investor	Maximum First Interim Note Financing Amount	Maximum Second Interim Note Financing Amount
Aperture Venture Partners II, L.P.	$55,240.67	$157,282.58
Aperture Venture Partners II-A, L.P.	$5,289.97	$15,061.72
Aperture Venture Partners II-B, L.P.	$9,964.09	$28,369.99
Aperture Venture Partners III, L.P.	$28,076.69	$200,714.29
HealthQuest Partners II, L.P.	$985,714.24	$4,014,285.76
Madryn Health Partners, LP	$1,590,909.09	$0.00
Madryn Health Partners (Cayman Master), LP	$1,909,090.91	$0.00
Longitude Venture Partners II, L.P.	$197,142.85	$802,857.15
EW Healthcare Partners, L.P.	$1,895,180.45	$7,718,054.15
EW Healthcare Partners-A, L.P.	$76,248.03	$310,517.37
Fred Moll	$197,142.85	$802,857.15
Total	$6,949,999.84	$14,050,000.16

FORM OF UNSECURED SENIOR

SUBORDINATED CONVERTIBLE

PROMISSORY NOTE

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF JUNE 25, 2019, BY AND AMONG EW HEALTHCARE PARTNERS, L.P., EW HEALTHCARE PARTNERS-A, L.P., HEALTHQUEST PARTNERS II, L.P., LONGITUDE VENTURE PARTNERS II, L.P. AND MADRYN HEALTH PARTNERS, LP, AND ACKNOWLEDGED AND AGREED TO BY VENUS CONCEPT CANADA CORP., VENUS CONCEPT USA INC. AND VENUS CONCEPT LTD (THE “MADRYN SUBORDINATION AGREEMENT”).

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF JUNE 25, 2019, BY AND AMONG EW HEALTHCARE PARTNERS, L.P., EW HEALTHCARE PARTNERS-A, L.P., HEALTHQUEST PARTNERS II, L.P., LONGITUDE VENTURE PARTNERS II, L.P. AND CITY NATIONAL BANK OF FLORIDA, AND ACKNOWLEDGED AND AGREED TO BY VENUS CONCEPT CANADA CORP., VENUS CONCEPT USA INC. AND VENUS CONCEPT LTD (THE “CNB SUBORDINATION AGREEMENT”, TOGETHER WITH THE MADRYN SUBORDINATION AGREEMENT, THE “SUBORDINATION AGREEMENTS”).

THIS NOTE AND ANY SHARES ACQUIRED UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

VENUS CONCEPT LTD.

UNSECURED SENIOR SUBORDINATED CONVERTIBLE PROMISSORY NOTE

US$[●]	August [●], 2019

No. CN-[●]

FOR VALUE RECEIVED, Venus Concept Ltd., a company incorporated under the laws of Israel (the “Issuer” or the “Company”), promises to pay (which payment shall be satisfied through the conversion mechanisms described below) to [●] or its successors or assigns (the “Holder”), in accordance with the terms and conditions of this Note, the principal sum of US$[●], together with simple interest on the unpaid principal balance of this Note from time to time outstanding at the rate of 8.0% per year until paid in full. This Note is one of a series of Notes issued pursuant to that certain Note Purchase Agreement dated as of June 25, 2019 among the Company, Restoration Robotics, Inc., a Delaware corporation (“Restoration Robotics”), the Holder and certain other investors, as the same may be amended, restated or otherwise modified from time to time (the “Note Purchase Agreement”). Capitalized terms used but not defined herein shall have the meaning set forth in the Note Purchase Agreement.

All outstanding principal and any accrued and unpaid interest under this Note shall be due and payable (which payment shall be satisfied through the conversion mechanisms described below) in accordance with the following sentence on the thirtieth day following the termination of the Agreement and Plan of Merger and Reorganization dated as of March 15, 2019 among the Company, Restoration Robotics, and Radiant Merger Sub Ltd., as the same may be amended from time to time (the “Merger Agreement”), in accordance with Section 9 of the Merger Agreement (such date the “Maturity Date”), and in no event earlier than such Maturity Date. Upon the Maturity Date, all outstanding principal and any accrued and unpaid interest under this Note shall convert, in full satisfaction thereof, in whole into the number of fully paid and non-assessable Series D Convertible Preferred Shares, par value NIS 0.001 per share, of the Company (the “Series D Preferred”), calculated by dividing the outstanding principal amount of this Note (and any accrued and unpaid interest under this Note) by the Pre-Merger Conversion Price (as defined below) then in effect; provided, however, that, in lieu of such conversion, the Holder shall have the option to convert, in whole, all outstanding principal and any accrued and unpaid interest under this Note into any such other class of equity securities issued by the Issuer after the Initial Closing under the Note Purchase Agreement and on or prior to the Maturity Date in a financing with aggregate gross proceeds to the Company of at least US$5,000,000 at a conversion price equal to the initial issuance price of such equity securities in such financing. For the avoidance of doubt, in no event will any outstanding principal or accrued and unpaid interest under this Note be payable in cash.

At any time after the Maturity Date, all outstanding principal and any accrued and unpaid interest under this Note shall be convertible, in whole, at the option of the Holder hereof, into the number of fully paid and non-assessable Series D Preferred Shares calculated by dividing the outstanding principal amount of this Note (and any accrued and unpaid interest under this Note) by the Pre-Merger Conversion Price (as defined below) then in effect. The initial Pre-Merger Conversion Price is $6.23766 per share, subject to adjustment as provided herein.

Interest on this Note shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed.

Subject to the receipt of the approval of the Restoration Robotics stockholders of the issuance of the Restoration Conversion Shares to the extent required under the Nasdaq stockholder approval rules, effective immediately following the Effective Time (as defined in the Merger Agreement) and the consummation of the Merger, all outstanding principal and any accrued and unpaid interest under this Note shall automatically be converted, in whole, into the number of fully paid and non-assessable shares of common stock, par value $0.0001 per share, of Restoration Robotics (the “Restoration Robotics Common Stock”), calculated by dividing the outstanding principal amount of this Note (and any accrued and unpaid interest under this Note) by the Post- Merger Conversion Price (as defined below) then in effect. The initial Post-Merger Conversion Price is US$0.4664 per share, subject to adjustment as provided herein.

Without limiting any provision hereof, if the Issuer shall at any time or from time to time on or after the date of issuance of this Note effect a subdivision of the Series D Preferred (by any stock split, stock dividend, recapitalization or otherwise), into a greater number of shares, the Pre- Merger Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Series D Preferred issuable on conversion of this Note shall be increased in proportion to such increase in the aggregate number of shares of Series D

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Preferred outstanding. If the Issuer shall at any time or from time to time on or after the issuance of this Note combine (by combination, reverse stock split or otherwise) the outstanding shares of Series D Preferred into a smaller number of shares, the Pre-Merger Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Series D Preferred issuable on conversion of this Note shall be decreased in proportion to such decrease in the aggregate number of shares of Series D Preferred outstanding. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

Without limiting any provision hereof, if Restoration Robotics shall at any time or from time to time on or after the date of issuance of this Note effect a subdivision of the outstanding shares of its common stock, par value $0.0001, per share (the “Restoration Common Stock”) (by any stock split, stock dividend, recapitalization or otherwise), into a greater number of shares, the Post-Merger Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Restoration Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in the aggregate number of shares of Restoration Common Stock outstanding. If Restoration Robotics shall at any time or from time to time on or after the issuance of this Note combine (by combination, reverse stock split or otherwise) the outstanding shares of Restoration Common Stock into a smaller number of shares, the Post-Merger Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Restoration Common Stock issuable on conversion of this Note shall be decreased in proportion to such decrease in the aggregate number of shares of Restoration Common Stock outstanding. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

This Note shall become immediately due and payable by the Issuer without notice or demand (but subject to the conversion rights set forth herein) upon the occurrence at any time of any of the following events of default (individually, an “Event of Default” and collectively, “Events of Default”):

(1) the Issuer fails to pay any of the principal, interest or any other amounts payable under this Note when due and payable after the occurrence of the Discharge of the Senior Obligations (as defined in the Subordination Agreements);

(2) the Issuer files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or seeks the appointment of a custodian, receiver, trustee (or other similar official) of the Issuer or all or any substantial portion of the Issuer’s assets, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing, or fails to generally pay its debts as they become due;

(3) an involuntary petition is filed, or any proceeding or case is commenced, against the Issuer (unless such proceeding or case is dismissed or discharged within 60 days of the filing or commencement thereof) under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, liquidation or moratorium statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is applied or appointed for the Issuer or to take possession, custody or control of any property of the Issuer, or an order for relief is entered against the Issuer in any of the foregoing;

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(4) any of the Issuer’s indebtedness for borrowed money is accelerated as a result of a default or breach of or under any agreement or instrument evidencing or relating to such indebtedness for borrowed money;

(5) the Issuer suspends the operation of the usual business of the Issuer; or

(6) the Issuer admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of creditors.

Notwithstanding the foregoing, if any of the foregoing shall occur prior to the date upon which the Discharge of the Senior Obligations (as defined in the Subordination Agreements) shall have occurred and such event or circumstance is not also an “Event of Default” under the Madryn Credit Agreement and the CNB Credit Agreement (each as defined below), such event or circumstance shall not be an Event of Default hereunder until the occurrence of the Discharge of the Senior Obligations (as defined in the Subordination Agreements).

Upon the occurrence of an Event of Default, the Holder shall have then, or at any time thereafter, all of the rights and remedies afforded creditors generally by the applicable federal laws or the laws of the State of Delaware; provided that the Holder, by countersigning below, agrees not to pursue any such rights or remedies unless and until such action is approved by the written consent of the Holders of at least 66% of the aggregate amount of outstanding principal under the Notes.

The indebtedness evidenced by this Note shall be unsecured and subordinated to the existing senior secured indebtedness of the Company and senior to all unsecured indebtedness of the Company. The Holder agrees that the indebtedness evidenced by this Note is expressly subordinated in right of priority and payment to the prior payment in full of all current senior secured indebtedness of the Issuer outstanding under (i) the Credit Agreement dated as of October 11, 2016, among Issuer as guarantor, certain of Issuer’s subsidiaries, as Issuers and guarantors, Madryn Health Partners, LP (“Madryn”), as administrative agent, and certain affiliates of Madryn as lenders, as may be amended, restated, modified, or extended from time to time (the “Madryn Credit Agreement”) (ii) the Amended and Restated Guaranty of Payment and Performance dated as of August 29, 2018 by Issuer in favor of City National Bank of Florida in respect of debt obligations of certain affiliates of Issuer, as may be amended, restated, modified or extended from time to time (“CNB Credit Agreement”), in each case, pursuant to the Subordination Agreements.

This Note may not be prepaid, in whole or in part, without the prior written consent of the Holder.

Upon conversion of this Note in accordance with the terms hereof, the outstanding principal amount and any accrued and unpaid interest, shall be deemed fully repaid and this Note shall automatically be cancelled.

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All payments by the Issuer under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law.

Each of the parties hereto hereby acknowledges and agrees that, notwithstanding that the Note is titled as an “Unsecured Senior Subordinated Convertible Promissory Note,” for all United States federal and state income tax purposes the Note is, and at all times has been, more properly characterized as equity. Accordingly, each of the parties hereto agrees to treat the Note as equity for all United States federal and state income tax purposes, and shall therefore, unless otherwise required by a final “determination” (within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended), take no position otherwise in any tax return, tax contest, or otherwise.

The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice shall be conducted pursuant to the terms of the Note Purchase Agreement.

No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

The Issuer and every endorser or guarantor of this Note, regardless of the time, order or place of signing, hereby waives presentment, demand, protest and notices of every kind and assents to any permitted extension of the time of payment and to the addition or release of any other party primarily or secondarily liable hereunder.

The Holder agrees that no stockholder, director or officer of the Issuer shall have any personal liability for the repayment of this Note.

Until the conversion of this Note, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Issuer or Restoration Robotics.

All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof.

[Remainder of Page Intentionally Left Blank]

5

VENUS CONCEPT LTD.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED WITH RESPECT TO PARAGRAPHS 5 AND 7 OF THIS NOTE:

RESTORATION ROBOTICS, INC.

By:
Name:
Title:

[Signature Page to Unsecured Senior Subordinated Convertible Promissory Note]

ACKNOWLEDGED, ACCEPTED AND AGREED:

HOLDER

[●]

By: [●]

By:
Name:
Title:

[Signature Page to Unsecured Senior Subordinated Convertible Promissory Note]